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November 7, 2001

William E. McDonough
51452 Fallen Leaves Dr.
Granger, IN 46530

Dear Mr. McDonough:

This letter will confirm our mutual agreement that the Employment Agreement dated as of March 1, 2001 ("Employment Agreement") between you and National Steel Corporation is hereby amended as follows:

1. In the first line of Section 1.2, the word "Treasurer" shall be deleted and replaced with the words "Vice President and Treasurer."

2. In Section 5.4(a), each reference to the words "1.5 times" shall be deleted and replaced with the words "1.75 times."

Except as herein specifically modified, the terms and conditions of the Employment Agreement shall remain unchanged and in full force and effect.

If the terms of this letter are acceptable to you, please so signify by signing in the space provided below.

Sincerely,

NATIONAL STEEL CORPORATION


By:
    -------------------------------------------------
         Ronald J. Werhnyak
         Vice President, General Counsel & Secretary

Accepted and Agreed To:


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         William E. McDonough